EX99.B(h)(2)(ii)


                        Interim Fund Accounting Agreement

                              for certain Funds of

                             WELLS FARGO FUNDS TRUST

         This agreement is made as of this 8th day of November, 1999 (the "Agreement"), by and between Wells Fargo Funds Trust (the "Trust") on behalf of the Funds listed in Appendix A and Wells Fargo Bank, N.A. (the "Interim Fund Accountant").

         WHEREAS, the Trust has approved a final Accounting Agreement with Forum Financial Accounting Services, LLC ("Forum") to provide accounting services to some of the Funds of the Trust from September 20, 1999 and for each Fund by the target conversion dates listed in Appendix A, and the Trust needs an interim Fund Accountant for the Funds listed in Appendix A.

         NOW THEREFORE, in consideration of the promises and of the mutual agreements contained herein, the parties agree as follows:

         1.       Appointment of Wells Fargo as Interim Fund Accountant

         The Trust on behalf of the Funds listed in Appendix A hereby appoints Wells Fargo Bank to act as Interim Fund Accountant.

         2.       Duties of the Interim Fund Accountant

         As Interim Fund Accountant, Wells Fargo Bank agrees to perform the following services for the funds listed in Appendix A:

     (a)  Maintain Fund general ledger and journal.

     (b)  Prepare and record disbursements for direct Fund expenses.

     (c)  Prepare daily money transfers.

     (d)  Reconcile all Fund bank and custodian accounts.

     (e)  Assist Fund independent auditors as appropriate.

     (f)  Prepare daily projection of available cash balances.

     (g) Record trading activity for purposes of determining net asset values and daily dividend.

     (h)  Prepare  daily   portfolio   evaluation   report  to  value  portfolio
          Securities and determine daily accrued income.

     (i)  Determine the daily net asset value per share.

     (j)  Determine the daily dividend per share.

     (k)  Prepare   monthly,   quarterly,   semi-annual  and  annual   financial
          statements.

     (l) Provide financial information for reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory or governmental agencies as required.

     (m) Provide financial, yield, net asset value, etc., information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by a Fund.

         3.       Fees

         For providing the services in Section 2, the Interim Fund Accountant will be entitled to receive the fees listed in Appendix B, such fees to be paid monthly.

         4.       Duration of the Agreement

         This Interim Accounting Agreement shall terminate for each Fund when Forum Financial Accounting Services, LLC begins providing accounting services to a covered Fund pursuant to the final Accounting Agreement between the Trust and Forum. In no event shall this Interim Accounting Agreement continue in effect for any Fund beyond the date of September 20, 2000, unless specifically approved by the Board.

         5.       Modification of this Agreement

         This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties to this Agreement and approved by a resolution of the Board of Trustees.

         6.       Governing Law

         This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the choice of law provisions thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and the year first written above.



                                                         WELLS FARGO FUNDS TRUST
                                                          on behalf of the Funds


                                                   By: /s/ Richard H. Blank, Jr.
                                                           Richard H. Blank, Jr.
                                                             Assistant Secretary


                                                          WELLS FARGO BANK, N.A.
                                        on behalf of the Interim Fund Accountant


                                                        By: /s/ Michael J. Hogan
                                                                Michael J. Hogan
                                                        Executive Vice President


                                                        By: /s/ Karla M. Rabusch
                                                                Karla M. Rabusch
                                                                  Vice President

                                   Appendix A



         -------------------------------------------------- ------------------- --------------------
                                                               Interim Fund      Conversion Target
         Funds Trust Funds                                      Accountant             Date
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         Arizona Tax Free                                      Wells Fargo           2/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         California Limited Term Tax-Free                      Wells Fargo           2/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         California Tax-Free                                   Wells Fargo           2/1/2000
         -------------------------------------------------- ------------------- --------------------
         Corporate Bond                                        Wells Fargo           2/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         Oregon Tax-Free                                       Wells Fargo           2/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         Income Plus                                           Wells Fargo           2/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         Variable Rate Government                              Wells Fargo           2/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         Index Allocation                                      Wells Fargo           3/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         California Tax-Free Money Market                      Wells Fargo           4/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         California Tax-Free Money Market Trust                Wells Fargo           4/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         Equity Index                                          Wells Fargo           4/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         Equity Value                                          Wells Fargo           4/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         International Equity                                  Wells Fargo           4/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         Money Market Trust                                    Wells Fargo           4/1/2000
         -------------------------------------------------- ------------------- --------------------
         -------------------------------------------------- ------------------- --------------------
         National Tax-Free Money Market Trust                  Wells Fargo           4/1/2000
         -------------------------------------------------- ------------------- --------------------
         Overland Express Sweep                                Wells Fargo           4/1/2000
         -------------------------------------------------- ------------------- --------------------


                                   Appendix B

                             WELLS FARGO FUNDS TRUST
                        INTERIM FUND ACCOUNTING AGREEMENT

                                Fees and Expenses
                             as of November 8, 1999


(i)      Fees

(A)      Per Fund Fees

         (i)      Fee per Fund......................................................          $5,000/month
                           International/Global Funds and Funds with
                           10% or more of month-end net assets invested in
                           asset-backed securities..................................          $5,833/month
                           Other Funds..............................................          $4,167/month
         (ii)     Fee per  Gateway  Fund (a Fund  operating  pursuant to Section
                  12(d)(1)(E) or 12(d)(1)(G) of the 1940 Act
                  or in a similar structure)........................................          $2,000/month
         (iii)    Fee per Core Portfolio (a Fund registered under the
                  1940 Act but whose securities are not registered
                  under the Securities Act of 1933).................................          $5,500/month
                  Fee per Core Portfolio not listed on Appendix A as of
                  September 17, 1999
                           International/Global Core Portfolios and Core
                           Portfolios with 10% or more of month-end net
                           assets invested in asset-backed securities...............          $6,333/month
                           Other Core Portfolios....................................          $4,667/month
         (iv)     Fee for each additional Class of any Fund above one...............          $1,000/month

(B)      Basis Point Fees

         0.0025% of the average annual daily net assets of each Fund (excluding the net assets of a Fund that are invested in a Core Portfolio (i) which pays Forum a similar fee and (ii) that the Administrator or an a affiliate of the Administrator is the investment adviser or a majority of the interests of which are owned by mutual funds advised by the Administrator or an affiliate of the Administrator).

(ii)     Out-Of-Pocket and Related Expenses

The Trust, on behalf of the applicable Fund, shall reimburse Forum for all out-of-pocket and ancillary expenses reasonably incurred in providing the services described in the Fund Accounting Agreement, including but not limited to the cost of (or appropriate share of the cost of): (i) pricing, paydown, corporate action, credit and other reporting services (but only to the extent that the Trust requests that Forum use more than one reporting service with respect to a service), (ii) taxes, (iii) postage and delivery services, (iv) communications services, (v) electronic or facsimile transmission services, (vi) reproduction, (vii) printing and distributing financial statements, (viii) microfilm, microfiche and other storage medium and (ix) Trust record storage and retention fees. In addition, any other expenses incurred by Forum at the request or with the consent of the Trust, will be reimbursed by the Trust on behalf of the applicable Fund.